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                                                                    Exhibit 99.2

                             EMPLOYMENT AGREEMENT
                             --------------------

         THIS EMPLOYMENT AGREEMENT, entered into as of June 25, 1997, between SSDC Corp., a Delaware corporation (hereinafter called the "Company"), and R. Gary Dolenga of Northville, Michigan (hereinafter called "Executive").

     In consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt of which is acknowledged by both parties hereto, Company and Executive agree as follows:

     1.  Employment.  Company will employ Executive and Executive will serve
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Company as its President upon the terms and conditions provided herein.

     2.  Duties.  The Executive shall report to the President and/or Chief
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Executive Officer of CORE, INC. ("CORE") and, subject to the ultimate authority of the Board of Directors of SSDC Corp., perform those duties and have responsibility for those matters assigned or delegated to the Executive by CORE's President and/or Chief Executive Officer. At the request of CORE, Executive agrees to serve as a director of SSDC Corp. without any additional consideration.

     3.  Term.  The term of Executive's employment hereunder shall be for the
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period beginning June 25, 1997, and ending June 25, 1999 (the "Term").  This
Employment Agreement is subject to earlier termination as set forth in Section 8 hereof.

     4.  Commitment of Executive.  During the term of this Agreement, the
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Executive shall be employed by Company on a full-time basis, and shall perform his duties as President during the normal business hours of Company. During the term of this Agreement, the Executive shall not perform work for compensation within the industry in which the Company or CORE are active for any person or entity other than Company without first obtaining the prior written consent of the Board of Directors of Company which consent shall not be unreasonably withheld.

     5.  Compensation.  During the Term of this Agreement, Company agrees
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to compensate the Executive at the rate of not less than ONE HUNDRED FIFTY
THOUSAND Dollars ($150,000) per annum. The Executive's compensation shall be paid in installments pursuant to Company's personnel policies, as they may be amended from time to time, less any applicable federal, state or local payroll tax deductions incident on the Executive.
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     6.  Ethical Conduct.  The Executive agrees to adhere to all recognized
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professional ethics and customs, and to avoid all actions or conduct which might injure in any way, directly or indirectly, the professional standing and reputation of Company or any of Company's affiliated corporations or employees. Executive represents and warrants he is free to enter into the Employment Agreement and that there are no employment contracts, restrictive covenants or other obligations preventing full performance of his duties hereunder.

     7.  Fringe Benefits.
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          (a) Vacation.  The Executive shall be entitled to a vacation period
              --------
of four weeks in any calendar year of his employment without loss of compensation. In the event that the Executive's employment is terminated for any reason prior to the expiration of a full calendar year, the vacation period to which he is entitled shall be prorated, and he shall receive compensation on account of any unused vacation days in addition to his regular compensation for the period prior to his termination. The Executive shall not be entitled to carry previously allowed vacation time over to the following calendar years beyond a maximum of six weeks.

          (b) Holidays and Sick Leave.  In addition to his vacation time, the
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Executive shall be entitled without loss of  compensation to those holidays to which employees of Company are entitled under the personnel policies of Company. Sick leave shall be accumulated for the Executive in accordance with the personnel policies of Company.

          (c) Health Care Benefits.  The Executive shall be furnished with a
              --------------------
health care benefit package consistent with benefits available to other Company employees.

          (d) Disability Benefits.  Company agrees to continue the Executive's
              -------------------
full salary and fringe benefits for a period of short-term disability not to exceed one hundred eighty (180) days during which the Executive is unable to work on account of illness or injury. Company shall provide the Executive at Company's expense a long term disability benefit which shall be substantially similar to long term disability benefits available to other Company employees. Additionally, Company shall maintain disability and life insurance coverage presently applicable to Executive from The Provident, Prudential and Northwestern Mutual Life Company, provided, however, Company may substitute substantially similar coverage with other carriers. No other fringe benefits shall be continued during the period of any long-term disability.

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          (e) Option.  Pursuant to an Option Agreement, dated as of June 14,
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1997, Company has caused CORE to grant to Executive options for the purchase of up to 160,000 shares of common stock of CORE. The terms and conditions of such options are set forth in said Option Agreement.

          (f) Other Fringe Benefits.  The Executive shall be entitled to
              ---------------------
additional fringe benefits consistent with the personnel policies of Company.

     8.  Termination of Agreement.
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          (a) Cause.  This Agreement may be terminated immediately by Company
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for Cause (as defined below).  For the purpose of this Agreement, "Cause" shall include:
               (i) willful breach or habitual neglect of the duties Executive is required to perform hereunder which materially adversely impacts the Company, the Company's reputation or the Executive's reputation;
               (ii) any illegal, immoral or dishonest act or omission by Executive which materially adversely impacts the Company, the Company's reputation or the Executive's reputation;
               (iii) the Executive's engagement in gross misconduct which materially adversely impacts the Company, the Company's reputation or the Executive's reputation;
               (iv) the Executive's commission of any crime which constitutes a felony in the jurisdiction committed (whether or not involving Company);
               (v) The Company's failure to satisfy 100% of the Financial Performance Criteria after July 1, 1998, set forth in Exhibit A to the Asset Purchase Agreement;
               (vi) a material breach by the Executive of any material provision of this Agreement.

     If Company desires to terminate the Agreement for Cause, Company shall give the Executive written notice of the termination date and shall specify in said notice the termination provision of the Agreement and the factual basis upon which the termination action is based.

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

          (b) Disability.  This Agreement may also be terminated at the election
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of Company in the event that the Executive is disabled from performing his duties hereunder for one hundred eighty (180) days or more (whether or not consecutive) in any twelve-month period during the Term hereof. In the event that this Agreement is terminated by Company because of the disability of the Executive, Company shall give the Executive notice of a termination date, which shall not be less than thirty (30) days subsequent to the date of the notice, and this Agreement shall terminate on the termination date as so established by Company.

          (c) Executive's Election.  This Agreement may also be terminated at
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the election of Executive for any reason on or after March 31, 1998.  In the event Executive chooses to so terminate his employment with Company, Executive shall provide Company with no less than thirty (30) days prior written notice of such election.

          (d) Death.  This Agreement shall terminate automatically upon the
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death of the Executive.

          (e) Effect of Termination for Cause, Disability or Death.  If the
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Executive's employment terminates pursuant to Section 8(a), 8(b), 8(c) or 8(d),
Company shall pay Executive his full salary and other benefits (including accrued and unused vacation and sick time for such year) through the date of termination of Executive's employment at the rate then in effect, and Company shall have no further obligations to the Executive under this Agreement, except for continuation of benefits required by applicable law.

     9.  Covenant Not to Compete; Non-Solicitation; Confidential Information.
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          (a) In consideration of and as an inducement to Company to enter into this Employment Agreement, Executive shall not, for a period commencing on the date hereof and ending one year after Executive's termination of employment with Company and its Affiliates (as defined in Section 9(h), below), for any reason, but not later than July 1, 2000 (the end of such one year period, or July 1, 2000, if applicable, shall be referred to as the "Covenant End Date"), serve, directly or indirectly, as an operator, owner, partner, consultant, officer, director, or employee of any firm, company, corporation or entity (other than CORE or one of CORE's wholly-owned subsidiaries) engaged within the geographical area of North America in competition with the business of Company or any business of CORE or its Affiliates.

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

          (b) Executive agrees that for a period commencing with the date of this Agreement and ending on the Covenant End Date:

                (i) Executive will not directly or indirectly solicit, hire or attempt to hire for any purpose whatsoever (whether as an employee, consultant, advisor, independent contractor or otherwise) any employee or consultant of Company and its Affiliates or any person who was an employee or consultant of any such corporations (and will use best efforts to prevent any subsequent employer of Executive or related entity or person from taking any such actions);

                (ii) Executive will not induce or attempt to induce any customer, client supplier, licensee or other business relation of Company and its Affiliates to cease doing business with Company and its Affiliates, or in any way interfere with the relationship or potential relationship between any such customer, client, supplier, licensee or business relation and Company and its Affiliates; and

                (iii) Executive shall not solicit or attempt to solicit, or accept business from, any entity which at any time during the twelve month period prior to the date of termination of Executive's employment with Company and its Affiliates, was a client or customer of Company and its Affiliates, for the purpose of doing business with such client or customer in competition with Company and its Affiliates. For the purpose of this covenant, the clients and customers of Company and its Affiliates shall include those entities with which Company and its Affiliates had held discussions or negotiations concerning services of Company and its Affiliates.

          (c)  Injunctive Relief.  Without intending to limit the remedies
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available to Company and its Affiliates, Executive acknowledges that a breach of any of the covenants contained in this Agreement could result in material irreparable injury to Company and its Affiliates for which there might be no adequate remedy at law, and that, in the event of such a breach or threat thereof, Company shall be entitled to obtain a temporary restraining order and/or a preliminary and permanent injunction restraining Executive from engaging in any activities prohibited by this Agreement or such other equitable relief as may be required to enforce specifically any of the covenants of this Agreement.

          (d) Nothing herein contained shall prevent Executive from holding or making an investment in securities listed on a national securities exchange or sold in the over-the-counter

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market, provided that such investments do not exceed in the aggregate five percent (5%) of the issued and outstanding capital stock of a corporation which is a competitor within the meaning of this Section.

          (e)  Confidential Information.  Executive acknowledges that the
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Confidential Information (as defined below) relating to the business of the
Company and its Affiliates which Executive has obtained or will obtain during the course of his association with the Company (including, without limitation, Executive's association with entities that are parties to the Asset Purchase Agreement) is the property of the Company and its Affiliates. Executive agrees that he will not disclose or use at any time, either during or after his employment with the Company, any Confidential Information without the written consent of the Board of Directors of the Company (the "Board"). Executive agrees to deliver to the Company upon termination of his employment with the Company, or at any other time the Company may request, all memoranda, notes, plans, records, documentation and other materials (and copies thereof) containing Confidential Information relating to the business of the Company and its Affiliates no matter where such material is located and no matter what form the material may be in, which Executive may then possess or have under his control. If requested by the Company, Executive shall provide the Company with written confirmation that all such materials have been delivered to the Company. Executive shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft.

          (f)  Definition of "Confidential Information".  "Confidential
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Information" shall mean proprietary information which is not generally known within the health care, disability management or government advocacy industries and which is used, developed, or obtained by the Company and its Affiliates (including acquisition of such information pursuant to the Asset Purchase Agreement) relating to its business and its customers' businesses including, but not limited to: services or products; fees, costs and pricing structure; designs; analyses; drawings; photographs; reports; computer software, manuals and documentation; data bases; business and operating plans; accounting and business methods; budgets; inventions and new developments and methods, whether patentable or unpatentable and whether or not reduced to practice; formulas; all copyrightable works; the customers of the Company and its Affiliates and the customers' Confidential Information; and all similar and related information in whatever form.

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Confidential Information shall not include any information which (i) is publicly disclosed by law or in response to an order of a court or governmental agency,
(ii) becomes publicly available through no fault of Executive, or (iii) has been published in a form generally available to the public prior to the date upon which Executive proposes to disclose such information. Information shall not be deemed to have been published merely because individual portions of the information have been separately published, but only if all the material features comprising such information have been published in combination.

          (g) The parties are of the view that the restrictions placed on Executive herein, in the light of all the circumstances (including, without limitation the closing of the Asset Purchase Agreement), are reasonable as to scope, period of time and geographical area. Nevertheless, it is the intent of the parties that this Agreement be enforceable and restrict Executive's activities only to the extent permitted by law. Accordingly, in the event that any provisions in this Agreement shall be determined by arbitrators or by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time over too large a geographic area or range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable.

          (h)  Definition of "Company and its Affiliates".  For the purposes of
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Sections 9 and 10, "Company and its Affiliates" shall mean Company, CORE, INC., all direct and indirect subsidiaries of CORE, INC. and Company.

     10. Company Records.  Upon the termination of his employment, the
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Executive shall not be entitled to retain any records or charts of Company and its Affiliates in his possession.

     11. Arbitration.  Except for equitable remedies set forth in Section 9
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hereof, and except for disputes in excess of $100,000, any controversy or claim arising under or relating to this Agreement, or breach thereof, shall be settled by arbitration in Orange County, California in accordance with the rules of the American Arbitration Association as in effect from time to time. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

     12. Assignability.  This Agreement shall inure to the benefit of the
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successors and assigns of Company.  However, this Agreement is personal to
Executive, and he may not assign any of his rights or obligations hereunder.

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

     13. Amendments.  No amendment of or variation in the terms of this
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Agreement shall be valid unless made in writing and signed by Executive and a duly authorized representative of Company. CORE and Executive shall enter into CORE's standard form of Indemnification Agreement for directors and officers.

     14. Notices.  Any notice required or permitted under this Agreement shall
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be sufficient if in writing and if sent by certified or registered mail, return receipt requested, to the parties at the following addresses:

            To Company at:

            George C. Carpenter IV
            SSDC Corp.
            c/o CORE, INC.
            18881 Von Karman Avenue, Suite 1750
            Irvine, California 92612

            with a copy to:

            Stephen M. Kane, Esq.
            Rich, May, Bilodeau & Flaherty, P.C.
            294 Washington Street
            Boston, MA  02108-4675

            To Executive at:

            Mr. R. Gary Dolenga
            882 Andover Drive
            Northville, Michigan 48167

     15. Rules of Construction; Headings and Validity.  This Agreement shall be
         --------------------------------------------
construed in accordance with the laws of Delaware.
     The headings contained in this Agreement are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.
     If any provision of this Agreement or portion of such provision, or the application thereof under any circumstances, is held invalid, the remainder of this Agreement (or the remainder of such provision) and the application thereof under other circumstances shall not be affected by such partial invalidity.

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     16. Entire Agreement.  This Agreement constitutes the entire
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Agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as are specifically set forth herein. This Agreement has been entered into simultaneously with the closing of the Asset Purchase Agreement, dated June 14, 1996, by and among CORE, Company, Executive and a partnership and corporations controlled by Executive, as said Asset Purchase Agreement was amended as the date hereof (as so amended, the "Asset Purchase Agreement"). Except as otherwise provided by this agreement, no supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         IN WITNESS WHEREOF, the parties to this Agreement have caused the same to be executed as of the 25th day of June, 1997.

                                    SSDC  CORP.


                                    By: /s/ George. C. Carpenter IV
                                       ---------------------------------------
                                            George C. Carpenter IV
                                            Chief Executive Officer



                                        /s/ R. Gary Dolenga
                                       ---------------------------------------
                                            R. Gary Dolenga
                                            ("Executive")

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